Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund	September 30, 2019 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)
	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 149.7% ¤

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.6%

Azure Midstream Energy LLC (7.104% Cash and 4.500% PIK) 11.604% (LIBOR03M + 5.000%) due 09/30/2020 «~(a)	$8,711	$8,693
Blackstone CQP Holdco LP 5.656% (LIBOR03M + 3.500%) due 09/30/2024 ~	21,546	21,677
Diamond Resorts Corp. 5.796% (LIBOR03M + 3.750%) due 09/02/2023 ~	895	874
Rosefield Pipeline Co. LLC 1.000% - 9.604% (LIBOR03M + 7.500%) due 08/22/2023 «~µ	7,000	6,877
Total Loan Participations and Assignments (Cost $37,960)		38,121

CORPORATE BONDS & NOTES 21.8%

BANKING & FINANCE 1.0%

Provident Funding Associates LP 6.375% due 06/15/2025	111	108
Washington Prime Group LP 6.450% due 08/15/2024	8,260	8,118
		8,226
INDUSTRIALS 15.5%

Altice France S.A. 7.375% due 05/01/2026	9,600	10,329
Ascend Learning LLC 6.875% due 08/01/2025	4,600	4,801
Buckeye Partners LP 4.125% due 12/01/2027 (e)	5,600	4,907
Callon Petroleum Co. 6.375% due 07/01/2026	8,000	7,847
CSN Resources S.A.
7.625% due 02/13/2023	4,500	4,708
7.625% due 04/17/2026	200	208
Entercom Media Corp. 7.250% due 11/01/2024	4,500	4,680
Gran Tierra Energy, Inc. 7.750% due 05/23/2027	10,000	9,425
Matador Resources Co. 5.875% due 09/15/2026	12,100	12,183
Noble Holding International Ltd. 7.875% due 02/01/2026	8,700	6,308
NuStar Logistics LP 6.000% due 06/01/2026 (e)	1,000	1,085
Ortho-Clinical Diagnostics, Inc. 6.625% due 05/15/2022	6,200	6,087
Rockpoint Gas Storage Canada Ltd. 7.000% due 03/31/2023	13,000	13,130
Scripps Escrow, Inc. 5.875% due 07/15/2027	300	305
Transocean Guardian Ltd. 5.875% due 01/15/2024	14,702	14,849
Transocean Pontus Ltd. 6.125% due 08/01/2025	9,256	9,441
Transocean, Inc. 9.000% due 07/15/2023	7,000	7,289
USA Compression Partners LP
6.875% due 04/01/2026 (e)	4,800	5,004
6.875% due 09/01/2027 (e)	4,900	5,084
		127,670
UTILITIES 5.3%

Archrock Partners LP 6.875% due 04/01/2027 (f)	4,800	5,118
CrownRock LP 5.625% due 10/15/2025	5,000	5,050
Odebrecht Drilling Norbe Ltd. 6.350% due 12/01/2021 ^	927	922
ONEOK, Inc. 2.750% due 09/01/2024	400	403
Parsley Energy LLC 5.250% due 08/15/2025	3,000	3,059

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2019 (Unaudited)

Rio Oil Finance Trust 9.250% due 07/06/2024	894	1,002
Targa Resources Partners LP
5.000% due 01/15/2028 (f)	8,000	8,110
6.875% due 01/15/2029 (f)	1,750	1,916
Transocean Poseidon Ltd. 6.875% due 02/01/2027	5,900	6,107
Transocean Proteus Ltd. 6.250% due 12/01/2024	11,325	11,551
Transocean Sentry Ltd. 5.375% due 05/15/2023	700	702
		43,940
Total Corporate Bonds & Notes (Cost $178,973)		179,836

U.S. TREASURY OBLIGATIONS 47.0%

U.S. Treasury Notes
2.375% due 02/29/2024 (j)(l)(n)	375,000	388,066
Total U.S. Treasury Obligations (Cost $375,246)		388,066

	SHARES
COMMON STOCKS 30.0%

ENERGY 30.0%

Cheniere Energy, Inc. (b)	415,239	26,185
Enbridge, Inc.	493,000	17,303
EnLink Midstream LLC	1,859,900	15,809
Kinder Morgan, Inc.	1,296,000	26,711
ONEOK, Inc.	471,000	34,708
Plains GP Holdings LP 'A' (g)	819,489	17,398
Rattler Midstream LP (b)(g)	232,000	4,134
Targa Resources Corp.	209,000	8,396
TC Energy Corp.	434,824	22,515
Venture Global LNG, Inc.'C' «(h)	2,885	17,942
Williams Cos., Inc.	957,000	23,025
Total Common Stocks (Cost $214,887)		214,126

MASTER LIMITED PARTNERSHIPS 23.2%

ENERGY 23.2%

CNX Midstream Partners LP	551,776	7,780
Cheniere Energy Partners LP	72,000	3,275
Crestwood Equity Partners LP	384,342	14,032
DCP Midstream LP	333,094	8,730
EQT Midstream Partners LP	302,000	9,875
Enable Midstream Partners LP	1,204,000	14,484
Energy Transfer LP	1,808,750	23,658
Enterprise Products Partners LP	964,484	27,565
Hess Midstream Partners LP	217,000	4,179
MPLX LP	560,000	15,686
Magellan Midstream Partners LP	150,000	9,941
Noble Midstream Partners LP	307,080	7,407
NuStar Energy LP	530,000	15,010
Oasis Midstream Partners LP	183,000	2,923
Phillips 66 Partners LP	98,000	5,549
Plains All American Pipeline LP	339,921	7,053
Western Midstream Partners LP	589,425	14,671
Total Master Limited Partnerships (Cost $213,772)		191,818

SHORT-TERM INSTRUMENTS 27.1%

REPURCHASE AGREEMENTS (i) 27.0%		222,892

PRINCIPAL AMOUNT (000s)
U.S. TREASURY BILLS 0.1%

1.913% due 10/22/2019 - 11/07/2019 (c)(d)(l)(n)	$879	878

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2019 (Unaudited)

Total Short-Term Instruments (Cost $223,770)	223,770
Total Investments in Securities (Cost $1,244,608)	1,235,737
Total Investments 149.7% (Cost $1,244,608)	$1,235,737
Financial Derivative Instruments (k)(m) (3.5)%(Cost or Premiums, net $(2,384))	(29,235)
Other Assets and Liabilities, net (46.2)%	(381,181)
Net Assets 100.0%	$825,321

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2019 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤	The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
(a)	Payment in-kind security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Comprises of a debt issuance of a qualified publicly-traded partnership (“QPTP”).
(f)	As a result of the completion of a recent corporation action, common units of the previous QPTP are no longer publicly traded. The succeeding entity per the respective corporate action is treated as a Corporation for U.S. Tax purposes.
(g)	This Company is structured like a Master Limited Partnership, but is not treated as a QPTP for required regulated investment company (“RIC”) asset diversification purposes.
(h)	RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Venture Global LNG, Inc.'C'	06/27/2019	$15,002	$17,942	2.17%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	2.050%	10/01/2019	10/02/2019	$50,000	U.S. Treasury Notes 2.000% due 04/30/2024	$(51,012)	$50,000	$50,000
BOS	2.400	09/30/2019	10/01/2019	12,500	U.S. Treasury Notes 2.750% due 09/15/2021	(12,770)	12,500	12,501
FICC	1.500	09/30/2019	10/01/2019	2,531	U.S. Treasury Notes 2.375% due 03/15/2021	(2,586)	2,531	2,531
JPS	2.000	09/30/2019	10/01/2019	24,000	U.S. Treasury Notes 2.250% due 11/15/2027	(24,578)	24,000	24,001
	2.750	09/30/2019	10/01/2019	50,000	U.S. Treasury Inflation Protected Securities 0.500% due 01/15/2028	(51,365)	50,000	50,004
NOM	2.250	09/30/2019	10/01/2019	73,300	U.S. Treasury Bonds 3.375% due 05/15/2044	(75,217)	73,300	73,304
RDR	2.250	09/30/2019	10/01/2019	10,000	U.S. Treasury Notes 2.375% due 03/15/2022	(10,220)	10,000	10,001
SSB	0.900	09/30/2019	10/01/2019	561	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(574)	561	561
Total Repurchase Agreements						$(228,322)	$222,892	$222,903

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BCY	(2.500)%	09/30/2019	TBD(4)	$(2,717)	$(2,717)
SCX	2.350	08/02/2019	10/02/2019	(337,188)	(338,508)
Total Reverse Repurchase Agreements					$(341,225)

(j)	Securities with an aggregate market value of $341,141 and cash of $69 have been pledged as collateral under the terms of master agreements as of September 30, 2019.

(1)	Includes accrued interest.

(2)	Collateral is held in custody by the counterparty.

(3)	The average amount of borrowings outstanding during the period ended September 30, 2019 was $(365,694) at a weighted average interest rate of 2.321%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Open maturity reverse repurchase agreement.

(k)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2019 (Unaudited)

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - NYMEX Crude November 2019 Futures	$48.000	10/17/2019	500	$500	$512	$125
Total Purchased Options					$512	$125

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - NYMEX Crude November 2019 Futures	$59.000	10/17/2019	500	$500	$(533)	$(195)
Total Written Options					$(533)	$(195)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Brent Crude December Futures	10/2020	376	$21,030	$(845)	$0	$(410)
Brent Crude December Futures	10/2021	458	25,382	(1,565)	0	(385)
Natural Gas April Futures	03/2020	128	2,924	(96)	0	(36)
Natural Gas November Futures	10/2019	472	10,998	(1,159)	0	(349)
WTI Crude December Futures	11/2020	776	39,196	(3,437)	0	(877)
WTI Crude December Futures	11/2021	108	5,397	(294)	0	(88)
WTI Crude June Futures	05/2020	400	20,708	(1,293)	0	(548)
WTI Crude November Futures	10/2019	200	10,814	(1,151)	0	(368)
				$(9,840)	$0	$(3,061)

SHORT FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Brent Crude December Futures	10/2019	350	$(20,738)	$(123)	$626	$0
Brent Crude December Futures	10/2022	484	(27,036)	1,349	315	0
Natural Gas December Futures	11/2019	472	(11,819)	1,058	288	0
Natural Gas January Futures	12/2019	128	(3,356)	264	75	0
WTI Crude December Futures	11/2019	500	(26,990)	2,156	905	0
WTI Crude December Futures	11/2022	384	(19,338)	1,076	242	0
				$5,780	$2,451	$0
Total Futures Contracts				$(4,060)	$2,451	$(3,061)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

									Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.235%	Annual	02/29/2024	$370,000	$(1,256)	$(14,211)	$(15,467)	$62	$0
Total Swap Agreements						$(1,256)	$(14,211)	$(15,467)	$62	$0

(l)	Securities with an aggregate market value of $2,723 and cash of $11,724 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2019 (Unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS:

					Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month		Currency to be Delivered	Currency to be Received	Asset	Liability
CBK	11/2019	CAD	6,606	$5,024	$35	$0
MYI	11/2019		41,045	31,135	132	0
SOG	11/2019		17,843	13,496	18	0
SSB	11/2019		19,350	14,585	0	(30)
Total Forward Foreign Currency Contracts					$185	$(30)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC Alerian MLP	$9.260	10/04/2019	4,860	$(248)	$(146)
	Call - OTC Alerian MLP	9.700	10/16/2019	4,640	(251)	(29)
	Call - OTC Alerian MLP	9.400	10/25/2019	4,787	(239)	(343)
RBC	Call - OTC Enbridge, Inc.	46.120	10/04/2019	200	(42)	(82)
	Call - OTC Kinder Morgan	20.900	10/04/2019	350	(54)	(18)
	Call - OTC Plains GP Holdings LP	23.000	10/04/2019	125	(29)	0
	Call - OTC T Rowe Price Group, Inc.	69.950	10/04/2019	130	(41)	(11)
	Call - OTC Williams Companies	24.250	10/04/2019	300	(69)	(47)
SOG	Call - OTC Liquefied Natural Gas Ltd.	62.000	10/04/2019	120	(83)	(174)
	Call - OTC Oneok, Inc.	73.800	10/04/2019	99	(51)	(57)
Total Written Options					$(1,107)	$(907)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

									Swap Agreements, at Value
Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
GST	Receive	EUROBOBCO CAL20	$6.150	Maturity	12/31/2020	60,000	$0	$31	$31	$0
JPM	Receive	EBOBFUEL CAL20	21.950	Maturity	12/31/2020	13,200	0	105	105	0
	Receive	EURMARGIN CAL20	8.980	Maturity	12/31/2020	180,000	0	(56)	0	(56)
MAC	Receive	EBOBFUEL CAL20	22.100	Maturity	12/31/2020	12,000	0	93	93	0
	Receive	EURMARGIN 2Q4Q19	6.630	Maturity	12/31/2019	60,000	0	(25)	0	(25)
MYC	Receive	EBOBFUEL CAL20	21.500	Maturity	12/31/2020	10,800	0	90	90	0
	Receive	EURMARGIN CAL20	8.860	Maturity	12/31/2020	180,000	0	(35)	0	(35)
							$0	$203	$319	$(116)

TOTAL RETURN SWAPS ON EQUITY INDICES

										Swap Agreements, at Value
Counterparty	Pay/ Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Receive	AMZX Index	20,685	2.428% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2020	$24,733	$0	$(607)	$0	$(607)
	Receive	AMNAX Index	80,611	2.558% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/23/2020	41,843	0	455	455	0
	Receive	AMNAX Index	32,238	2.639% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/23/2020	16,705	0	234	234	0
	Receive	AMZX Index	9,925	2.541% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/17/2021	12,173	0	(605)	0	(605)
MYI	Receive	AMZX Index	1,832	2.418% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/26/2020	2,258	0	(120)	0	(120)
	Receive	AMNAX Index	48,161	2.579% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/22/2020	25,505	0	(169)	0	(169)
								$0	$(812)	$689	$(1,501)

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2019 (Unaudited)

TOTAL RETURN SWAPS ON MASTER LIMITED PARTNERSHIPS

										Swap Agreements, at Value
Counterparty	Pay/ Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Receive	Energy Transfer LP	1,365,000	2.600% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2020	$19,604	$0	$(2,117)	$0	$(2,117)
	Receive	Enterprise Products Partners LP	702,000	2.600% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2020	19,486	0	212	212	0
	Receive	Magellan Midstream Partners LP	74,000	2.578% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2020	4,314	0	509	509	0
	Receive	MPLX LP	412,000	2.578% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2020	13,740	0	(2,444)	0	(2,444)
	Receive	Phillips 66 Partners LP	134,000	2.578% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2020	6,781	0	689	689	0
	Receive	Plains All American Pipeline LP	559,000	2.600% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2020	12,977	0	(1,621)	0	(1,621)
	Receive	Cheniere Energy Partners LP	40,000	2.578% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	1,761	0	29	29	0
	Receive	Crestwood Equity Partners LP	106,000	2.617% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	3,309	0	505	505	0
	Receive	DCP Midstream LP	139,000	2.617% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	4,660	0	(1,085)	0	(1,085)
	Receive	Enable Midstream Partners LP	89,000	2.578% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	1,327	0	(278)	0	(278)
	Receive	EQM Midstream Partners LP	138,000	2.604% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	6,372	0	(1,958)	0	(1,958)
	Receive	Western Midstream Partners LP	149,000	2.617% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	4,819	0	(1,187)	0	(1,187)
	Receive	Phillips 66 Partners LP	61,000	2.568% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	3,148	0	266	266	0
BRC	Receive	DCP Midstream LP	40,000	2.696% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	1,270	0	(238)	0	(238)
	Receive	Phillips 66 Partners LP	90,000	2.696% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	4,575	0	462	462	0
FAR	Receive	Crestwood Equity Partners LP	53,000	2.575% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	1,775	0	131	131	0
	Receive	DCP Midstream LP	82,000	2.575% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	2,593	0	(492)	0	(492)
	Receive	Enable Midstream Partners LP	88,000	2.575% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	1,328	0	(292)	0	(292)
	Receive	Energy Transfer LP	584,000	2.575% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	8,603	0	(1,123)	0	(1,123)

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2019 (Unaudited)

	Receive	Enterprise Products Partners LP	305,000	2.575% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	8,547	0	11	11	0
	Receive	Magellan Midstream Partners LP	109,000	2.575% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	6,412	0	693	693	0
	Receive	MPLX LP	255,000	2.575% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	8,628	0	(1,645)	0	(1,645)
	Receive	Phillips 66 Partners LP	70,000	2.575% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	3,573	0	328	328	0
	Receive	Plains All American Pipeline LP	272,000	2.575% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	6,479	0	(955)	0	(955)
	Receive	Western Midstream Partners LP	216,550	2.632% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/12/2020	7,054	0	(1,786)	0	(1,786)
	Receive	Cheniere Energy Partners LP	30,000	2.596% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/19/2020	1,319	0	22	22	0
	Receive	EQM Midstream Partners LP	103,000	2.596% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/19/2020	4,296	0	(1,004)	0	(1,004)
	Receive	NuStar Energy LP	50,000	2.596% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/19/2020	1,346	0	46	46	0
	Receive	Crestwood Equity Partners LP	20,000	2.641% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	657	0	61	61	0
	Receive	Enable Midstream Partners LP	30,000	2.641% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	484	0	(132)	0	(132)
	Receive	Energy Transfer LP	1,151,000	2.641% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	17,507	0	(2,774)	0	(2,774)
	Receive	Enterprise Products Partners LP	611,000	2.641% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	17,334	0	(191)	0	(191)
	Receive	Magellan Midstream Partners LP	147,000	2.646% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	8,799	0	782	782	0
	Receive	MPLX LP	252,000	2.646% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	8,814	0	(1,917)	0	(1,917)
	Receive	Phillips 66 Partners LP	84,000	2.641% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	4,312	0	364	364	0
	Receive	Plains All American Pipeline LP	177,000	2.646% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	4,304	0	(710)	0	(710)
GST	Receive	Cheniere Energy Partners LP	30,000	2.675% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	1,293	0	50	50	0
	Receive	Crestwood Equity Partners LP	101,000	2.696% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	3,507	0	125	125	0
	Receive	DCP Midstream LP	53,000	2.704% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	1,719	0	(361)	0	(361)
	Receive	Enable Midstream Partners LP	162,000	2.675% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	2,400	0	(490)	0	(490)

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2019 (Unaudited)

Receive	Energy Transfer LP	1,145,000	2.668% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	17,611	0	(2,942)	0	(2,942)
Receive	Enterprise Products Partners LP	650,000	2.668% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	18,423	0	(168)	0	(168)
Receive	EQM Midstream Partners LP	80,000	2.668% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	3,516	0	(964)	0	(964)
Receive	Magellan Midstream Partners LP	147,000	2.668% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	8,679	0	904	904	0
Receive	MPLX LP	540,000	2.668% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	18,074	0	(3,261)	0	(3,261)
Receive	NuStar Energy LP	130,000	2.668% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	3,429	0	190	190	0
Receive	Phillips 66 Partners LP	172,000	2.668% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	8,835	0	749	749	0
Receive	Plains All American Pipeline LP	274,000	2.668% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	6,512	0	(945)	0	(945)
Receive	Western Midstream Partners LP	117,425	2.732% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2020	3,882	0	(1,029)	0	(1,029)
Receive	DCP Midstream LP	44,000	2.668% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2020	1,410	0	(275)	0	(275)
							$0	$(27,256)	$7,128	$(34,384)
Total Swap Agreements							$0	$(27,865)	$8,136	$(36,001)

(n)	Securities with an aggregate market value of $19,366 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.
(1)	Notional Amount represents the number of contracts.
(2)	Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$22,551	$15,570	$38,121
Corporate Bonds & Notes
Banking & Finance	0	8,226	0	8,226
Industrials	0	127,670	0	127,670
Utilities	0	43,940	0	43,940
U.S. Treasury Obligations	0	388,066	0	388,066
Common Stocks
Energy	196,184	0	17,942	214,126
Master Limited Partnerships
Energy	191,818	0	0	191,818
Short-Term Instruments
Repurchase Agreements	0	222,892	0	222,892
U.S. Treasury Bills	0	878	0	878

Total Investments	$388,002	$814,223	$33,512	$1,235,737

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,576	62	0	2,638
Over the counter	0	8,321	0	8,321
	$2,576	$8,383	$0	$10,959
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,256)	0	0	(3,256)
Over the counter	0	(36,938)	0	(36,938)
	$(3,256)	$(36,938)	$0	$(40,194)

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2019 (Unaudited)

Total Financial Derivative Instruments	$(680)	$(28,555)	$0	$(29,235)
Totals	$387,322	$785,668	$33,512	$1,206,502

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 06/30/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$5,148	$10,463	$0	$3	$0	$(44)	$0	$0	$15,570	$(44)
Common Stocks
Energy	0	0	0	0	0	0	17,942	0	17,942	0
Totals	$5,148	$10,463	$0	$3	$0	$(44)	$17,942	$0	$33,512	$(44)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)

Investments in Securities, at Value
Loan Participations and Assignments	$15,570	Reference Instrument	Yield	10.126 - 11.801
Common Stocks
Energy	17,942	Discounted Cash Flow	Discount Rate	9.500
Total	$33,512

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

The Subsidiary, a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands, acts as investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Subsidiary was formed on December 14, 2018. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments. A subscription agreement was entered into between the Fund and the Subsidiary on January 29, 2019 comprising the entire issued share capital of the Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 6.0% of the Fund’s consolidated net assets.

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non U.S. security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

Notes to Financial Statements (Cont.)

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by pricing services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed

Notes to Financial Statements (Cont.)

from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GST	Goldman Sachs International	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.	RBC	Royal Bank of Canada
BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	JPS	JP Morgan Securities, Inc.	RDR	RBC Capital Markets LLC
BRC	Barclays Bank PLC	MAC	Macquarie Bank Limited	SCX	Standard Chartered Bank
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services, Inc.	SOG	Societe Generale Paris
FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	SSB	State Street Bank and Trust Co.
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
CAD	Canadian Dollar	USD (or $)	United States Dollar

Exchange Abbreviations:
NYMEX	New York Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
AMNAX	Alerian Midstream Energy Total Return Index	EBOBFUEL	Argus Eurobob Oxy Gasoline	EUROBOBCO	Margin Eurobob Gasoline vs. Brent
AMZX	Alerian MLP Total Return Index	EURMARGIN	European Refined Margin	LIBOR03M	3 Month USD-LIBOR
BRENT	Brent Crude

Other Abbreviations:
LIBOR	London Interbank Offered Rate	PIK	Payment-in-Kind	TBD	To-Be-Determined
OIS	Overnight Index Swap	TBA	To-Be-Announced	WTI	West Texas Intermediate